                                                                      Exhibit 99


                               SMITH COUNTY BANK

            -------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON _______, 1997


TO THE STOCKHOLDERS:

           Notice is hereby given that a Special Meeting of the stockholders of Smith County Bank ("SCB") will be held at 404 Main St., Taylorsville, MS
39168, on ___________, 1997, at ____ o'clock a.m., local time, for the purpose of considering and voting on the following matters, all as more fully described in the accompanying Proxy Statement:

           (1) Approval of the Merger Agreement dated September 9, 1997 among SCB, Trustmark Corporation and Trustmark National Bank which provides for the merger of SCB with and into Trustmark National Bank.

           (2) Transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

           Only those stockholders of record at the close of business on ___________, 1997, shall be entitled to notice of and to vote at the Special Meeting.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                     PROXY

                               Smith  County Bank
                           Taylorsville , Mississippi

                        SPECIAL MEETING OF STOCKHOLDERS
                              ______________, 1997


           The undersigned hereby appoint(s)____________________ and________________, or either of them, the true and lawful attorneys-in-fact for the undersigned, with full power of substitution, to vote as proxies for the undersigned at a Special Meeting of Stockholders of Smith County Bank ("SCB") to be held at 404 Main Street, Taylorsville, Mississippi 39168, at ___ o'clock a.m., local time, on __________, 1997, and at any and all adjournments thereof, the number of shares of SCB held by the undersigned on _______, 1997, (the "Record Date") which the undersigned would be entitled to vote if then personally present, for the following purposes:

           1. Approval of the Merger Agreement which provides for the merger of SCB with and into Trustmark National Bank.

     Approve _____             Disapprove _____            Abstain _____

           2. In their discretion the proxies are authorized to vote on such other business as may properly come before the Special Meeting or any adjournments thereof.


           THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SCB, WILL BE VOTED FOR PROPOSAL 1 UNLESS A CONTRARY DIRECTION IS INDICATED, IN WHICH CASE IT WILL BE VOTED AS DIRECTED. THE PROXIES INTEND TO VOTE ON ANY OTHER BUSINESS COMING BEFORE THE SPECIAL MEETING PURSUANT TO THE AUTHORITY GRANTED IN PARAGRAPH 2 IN ACCORDANCE WITH THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS OF SCB.

           Your vote is important. Accordingly, even if you plan to attend the Special Meeting, please date the Proxy and sign your name exactly as it appears on the stock records of SCB and return this Proxy to SCB in the enclosed envelope. When shares are held by joint tenants, both are requested to sign. This Proxy may be revoked prior to its exercise by contacting _________________ and by following the procedures set out in the attached Proxy Statement.

Statement.   When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signed as a corporation, please sign full corporate name by authorized officer.


                                            -----------------------------
                                                  Signature



                                            -----------------------------
                                                     Date


                                            -----------------------------
                                              Signature if held jointly


                                            -----------------------------
                                                     Date

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

           Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Jackson, State of Mississippi on October 30, 1997.



                                            TRUSTMARK CORPORATION



                                     BY:    /s/ RICHARD G. HICKSON
                                            ---------------------------------
                                            RICHARD G. HICKSON, President and
                                            Chief Executive Officer


           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


        Signature                       Title                          Date
        ---------                       -----                          ----
/s/ GERARD R. HOST                Principal Financial &             October 30, 1997
-------------------------         Accounting Officer of
Gerard R. Host                    Trustmark


/s/ FRANK R. DAY                  Chairman                          October 30, 1997
-------------------------
Frank R. Day

/s/ RICHARD G. HICKSON            Director & Chief                  October 30, 1997
-------------------------         Executive Officer
Richard G. Hickson

/s/ J. KELLY ALLGOOD              Director                          October 30, 1997
-------------------------
J. Kelly Allgood

/s/ REUBEN V. ANDERSON            Director                          October 30, 1997
-------------------------
Reuben V. Anderson

/s/ JOHN L. BLACK, JR.            Director                          October 30, 1997
-------------------------
John L. Black, Jr.



/s/ HARRY H. BUSH                 Director                          October 30, 1997
----------------------------
Harry H. Bush

/s/ ROBERT P. COOKE, III          Director                          October 30, 1997
----------------------------
Robert P. Cooke, III

/s/ WILLIAM C. DEVINEY, JR.       Director                          October 30, 1997
----------------------------
William C. Deviney, Jr.


/s/ D. G. FOUNTAIN, JR.           Director                          October 30, 1997
----------------------------
D. G. Fountain, Jr.


/s/ GERALD GARNETT                Director                          October 30, 1997
----------------------------
Gerald Garnett


/s/ MATTHEW L. HOLLEMAN, III      Director                          October 30, 1997
----------------------------
Matthew L. Holleman, III


/s/ FRED A. JONES                 Director                          October 30, 1997
----------------------------
Fred A. Jones


/s/ T. H. KENDALL, III           Director                           October 30, 1997
----------------------------
T. H. Kendall, III


/s/ LARRY L. LAMBIOTTE           Director                           October 30, 1997
----------------------------
Larry L. Lambiotte


/s/ ROBERT V. MASSENGILL         Director                           October 30, 1997
----------------------------
Robert V. Massengill


/s/ DONALD E. MEINERS            Director                           October 30, 1997
----------------------------
Donald E. Meiners





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
/s/ WILLIAM NEVILLE, III          Director                          October 30, 1997
----------------------------
William Neville, III

/s/ RICHARD H. PUCKETT            Director                          October 30, 1997
----------------------------
Richard H. Puckett


/s/ CHARLES W. RENFROW            Director                          October 30, 1997
----------------------------
Charles W. Renfrow

                                  Director                                    , 1997
----------------------------                                        ----------
Clyda S. Rent

/s/ WILLIAM THOMAS SHOWS          Director                          October 30, 1997
----------------------------
William Thomas Shows

/s/ HARRY M. WALKER               Director                          October 30, 1997
----------------------------
Harry M. Walker

/s/ LEROY G. WALKER, JR.          Director                          October 30, 1997
----------------------------
LeRoy G. Walker, Jr.

/s/ PAUL H. WATSON, JR.           Director                          October 30, 1997
----------------------------
Paul H. Watson, Jr.

                                  Director                                    , 1997
----------------------------                                        ----------
John C. Wheeless, Jr.

/s/ ALLEN WOOD                    Director                          October 30, 1997
----------------------------
Allen Wood